UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 23, 2024

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2024, effective on such date, the board of directors (the “Board”) of Credit Acceptance Corporation (referred to as the “Company,” “Credit Acceptance,” “we,” “our” or “us”) appointed Jay D. Martin, who had been serving as our Senior Vice President, Finance and Accounting and, as such, our principal accounting officer, as the Company’s Chief Financial Officer. In his capacity as Chief Financial Officer, Mr. Martin is the Company’s principal financial officer and principal accounting officer. Mr. Martin, age 50, joined Credit Acceptance as Manager of SEC Reporting in September 2003. He was promoted to Director of Accounting in February 2005, Vice President – Accounting & Financial Reporting in February 2009, Senior Vice President – Accounting & Financial Reporting in January 2012, and Senior Vice President, Finance and Accounting in May 2021. In connection with Mr. Martin’s becoming our Chief Financial Officer, the Executive Compensation Committee of the Board approved an increase in Mr. Martin’s annual base salary from $400,000 to $525,000 and a grant to Mr. Martin of an award under our Amended and Restated Incentive Compensation Plan of 600 restricted stock units that will vest and be settled in the form of shares of our common stock on the first anniversary of the grant, subject to continuous employment through the relevant vesting date. On January 23, 2024, upon Mr. Martin’s appointment as the Company’s Chief Financial Officer, Kenneth S. Booth, the Company’s Chief Executive Officer, ceased to serve as the Company’s principal financial officer.

Item 7.01. Regulation FD Disclosure.

On January 25, 2024, the Company issued a press release relating to the appointment of Mr. Martin as Chief Financial Officer. A copy of the press release is furnished pursuant to this Item 7.01 as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of information in this Item 7.01, including the information in Exhibit 99.1, is not an admission as to the materiality of any such information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 25, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: January 25, 2024	By:	/s/ Jay D. Martin
Jay D. Martin
Chief Financial Officer